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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 10, 2006
                                                         -----------------

                            COMTEX NEWS NETWORK, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                       0-10541                13-3055012
----------------------------       ------------------          ----------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)


625 N. WASHINGTON STREET, SUITE 301, ALEXANDRIA, VIRGINIA               22314
----------------------------------------------------------              -----
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (703) 820-2000
                                                     --------------

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On November 10, 2006, Comtex News Network, Inc. (the "Registrant") entered into an employment agreement (the "Agreement") with Mr. Chip Brian, its newly appointed President and Chief Executive Officer. The Agreement provides for a two-year term, which will expire on October 31, 2008, but may be renewed. Mr. Brian will receive an annual salary of $200,000 and $220,000 over the two-year term with the possibility of a performance bonus of up to 25% of his base salary for each year. Mr. Brian may be terminated from employment with or without cause. However, if he is terminated without cause or for good reason, he will be entitled to receive payment of his annual salary, full vesting of his stock options which will then become immediately exercisable and his employee benefits at the Registrant's expense for a period not to exceed 18 months. The Agreement also contains Change in Control and Non-Compete provisions. The entire Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On November 14, 2006, the Registrant issued a press release reporting its financial results for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

        On November 13, 2006, Mr. Chip Brian, the President and Chief Operating Officer of the Registrant, was named Chief Executive Officer. Mr. Brian has served as President and Chief Operating Officer of the Registrant since 2005 and joined the Registrant in 2004. Prior to joining the Registrant, he held a product operations management position with Nyfix Incorporated, which provided support to technicians and the broker community of the New York Stock Exchange. From 2000 until 2003, Mr. Brian was the Manager, Trading Support Operations for the BNY Brokerage division of The Bank of New York. A press release announcing the appointment of Mr. Brian is attached as Exhibit 99.2.

        The description of the employment agreement entered into between the Registrant and Mr. Brian is incorporated by reference to Item 1.01 above.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

                (a) Financial Statements of Businesses Acquired. Not applicable

                (b)     Pro Forma Financial Information. Not Applicable

                (c)     Shell Company Transactions. Not Applicable


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                (d)     Exhibits.

                        EXHIBIT NO.    DESCRIPTION
                        -----------    -----------

                        10.1 Employment Agreement, dated November 10, 2006 between Comtex News Network, Inc. and Mr. Chip Brian

                        99.1 Press release regarding earnings, dated November 14, 2006 issued by Comtex News Network, Inc.

                        99.2           Press release regarding the
                                       appointment of Mr. Chip Brian, dated
                                       November 13, 2006 issued by Comtex
                                       News Network, Inc.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            COMTEX NEWS NETWORK, INC.



DATE:  November 14, 2006            By:     /s/ Richard D. Henderson
                                            ------------------------------------
                                            Richard D. Henderson, CPA
                                            Treasurer and Controller


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                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

10.1 Employment Agreement, dated November 10, 2006 between Comtex News Network, Inc. and Mr. Chip Brian

99.1 Press release regarding earnings, dated November 14, 2006 issued by Comtex News Network, Inc.

99.2 Press release regarding the appointment of Mr. Chip Brian, dated November 13, 2006 issued by Comtex News Network, Inc.